Exhibit 99.1

Digital Advertising Services Company August 2008 NASDAQ: DGIT

1 Safe Harbor Language and Additional Information This presentation contains forward-looking statements relating to the Company, including the expansion of its digital distribution network, the demand among certain clients for digital audio and video delivery services, and its expectations for previous acquisitions and its strategic alliance and proposed merger with Enliven Marketing Technologies Corporation. These statements are based on current economic and market conditions and assume no material changes in economic conditions or other major world events. The Company can give no assurance as to whether these conditions will continue, or if they change, how such changes may affect the Company’s current expectations. While the Company may, from time to time, revise its outlook or issue updated guidance, it assumes no obligation to do so. These forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. Additional information on these and other risks, uncertainties and factors is included in DG FastChannel’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC. Additional Information In connection with the proposed merger, DG FastChannel and Enliven have filed a proxy/registration statement and other related documents with the Securities and Exchange Commission (SEC). The proxy/ registration statement was mailed to investors on or about August 21, 2008. Investors and security holders are urged to read the proxy/registration statement as it contains important information about the merger and related matters. Investors and security holders have access to free copies of the proxy statement and other documents filed with the SEC by DG Fast Channel through the SEC web site at www.sec.gov. The proxy/registration statement and related materials may also be obtained for free from DG FastChannel by directing a request to: DG FastChannel, Inc. Attn: Investor Relations Department, 750 West John Carpenter Freeway, Suite 700, Irving, TX 75039, telephone 972-581-2000. DG FastChannel, Enliven and their respective executive officers and directors and certain other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from DG FastChannel’s and Enliven’s stockholders with respect to the proposed merger. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, is set forth in the definitive proxy statement. You can find information about DG FastChannel’s executive officers and directors in its definitive proxy/registration statement filed with the SEC on May 6, 2008. You can find information about Enliven’s executive officers and directors in Amendment No. 1 to its annual report on Form 10-K filed with the SEC on April 29, 2008.

2 DG FastChannel: Meeting Advertisers Changing Needs Media Production & Duplication Traditional Media Distribution Video / Audio / Print Media Asset Management for Advertising Online Media Distribution Internet / Mobile / Gaming Traditional Video Media Distribution Syndication / News Online Creative Research Interactive Digital Agency

3 Investment Considerations Leader in advertising services for traditional media Marquee customer base of over 5,000 advertisers HDTV and presidential campaigns fueling growth Eight businesses acquired over last four years. Proven integration strategy generates (i) significant cost savings and (ii) improving cash flows Enliven platform gives DG FastChannel cross-selling opportunity to market online digital media products Revenue up 37% CAGR over last 3 years EBITDA up 113% CAGR over last 3 years

4 DG FastChannel Business: Organic Growth Agencies and media outlets are adopting digital strategies that make it easy to adopt DG FastChannel’s products Mandate to move to HDTV broadcast standard by February 19, 2009 provides growth engine Presidential year bringing additional traffic Creating and serving advertising content to new media outlets also creates growth opportunities for DG FastChannel

5 DG FastChannel’s Network covers the United States and Canada DG FastChannel’s Network is the Largest in North America

6 Unparalleled Digital Media Footprint TV Stations TV & Cable Networks Cable Systems Radio Stations Print Online 1,321 Stations 99.9% 193 Networks 99% 2,633 Systems 99.9% 5,500 Publisher Websites* 95% 6,700 Newspapers 100% Electronic Delivery The DG FastChannel Network continues to grow and has expanded its reach to online 10,850 Stations 99% * Websites are US based only

7 High Definition = High-yield Returns for Shareholders

8 HD Revenue is on Fire!! 291% growth in Q1-Q2 ‘08 versus Q1-Q2 ‘07 803% HD Revenue growth in 2007 versus 2006 Pro forma to include Vyvx Ads

9 Broadcast Destinations Accepting HD Spots from Advertisers DG FastChannel HD Revenue is generated off a small base of destinations, but the base is growing!!! 5% of broadcast destinations currently will accept an HD spot

10 Business Intelligence Syndication TV Radio Print Production New Media Products DG FastChannel’s Online Advertising Strategy Bundling Traditional and New Media Products Builds on DG FastChannel’s core business and leverages cross-selling opportunities Brings brand extension in new media advertising vertical Increases operating leverage Bundling traditional and new media advertising services improves growth prospects

11 New Media Spend is Outpacing Other Advertising Growth 2007 Share of Ad Dollars $ Growth 2008E Internet 6.0% 12% TV/Cable/Radio 30.0% 7% All Other 64.0% 2% Total Advertising 100.0% 4% Source: McCann 6/2008 Insider Report Advertising is growing beyond just distributing video to broadcast outlets

12 Advertisers’ Spending Follows Consumer Behavior and Drives Internet Ad Growth Source: eMarketer, March 2008 Discrepancy in Time Spent Online vs. $ Spent Drives Internet Growth

13 Growth of Online Video Advertising US Online Video Advertising Spending, 2001-2011 $ in millions Source: eMarketer

14 Enliven Transaction: DG FastChannel eMerges Into New Media Merges Into New Media Creates cross selling opportunities for bundling traditional media distribution services with the digital marketing and digital technology businesses With the fragmentation of video consumption, our services will expand to where the consumer can be found. Acquiring Enliven’s platform will accelerate DG FastChannel’s entry into the fast-growing online ad creation and delivery segment Offers digital marketing solutions, creative services and a broad network of publishing partners Advertisers / Agencies – brand extension for complementary media delivery, campaign management, and online creative campaigns Publishers – access to new media outlets with creative ad formats

15 Enliven Balance Sheet Review ($ in millions) 12/31/07 6/30/08 Cash $ 6.9 $ 1.4 Accounts Receivable $ 7.7 $ 5.9 Other Current Assets $ 1.1 $ 0.6 Total Current Assets $ 15.7 $ 7.9 Accounts Payable/Accrued Expenses $ 5.0 $ 3.2 Springbox Earnout Obligation1 $ 2.8 $ 5.0 Total Debt (to be refinanced by DGFC) $ 4.5 $ 5.0 Change of Control Payments $ 1.1 $ 1.1 Assumed Warrants - 258k @ $16.472, 3 $ 3.0 Assumed Warrants - 30k @ $8.822 Assumed Options - 6k @ $15.88/shr.2 1 DGIT management estimates based on contractual obligations and forecasted performance in 2008 and 2009 2 Assumes all shares have been exchanged into DGIT shares and excludes 137.1k DGFC warrants, 64.5k warrants at $23.53, 2.9k warrants at $306.86 and 441.8k options at $31.96 3 Includes warrants that can elect to receive $3.0M in lieu of stock upon closing

16 Enliven Income Statement Review ($ in millions) Reported YE 12/31/07 Reported YTD 6/30/08 Projected YE 12/31/08 E Revenue: Ad Serving (Unicast) $ 8.8 $ 3.0 $ 9.9 Creative Services 3.8 5.3 11.8 Other 6.1 1.7 2.8 Total Revenue $ 18.7 $ 10.0 $ 24.5 EBITDA ($ 5.6) ($ 3.2) ($ 3.4) See Reconciliation of Non-GAAP Financial Measure on page 30

17 Enliven Business Update Ad Serving Agency tool set adoption is slow Significant investment is necessary: — Agency platform — Agency sales personnel Search business revenue is rapidly deteriorating Ad Serving’s Marketer direct segment is declining Publisher segment is tracking to plan Cash position is critically low

18 DG FastChannel’s Platform is Unique!

19 Four Years of Investment & Consolidation Consolidator of assets . Networks . Customer lists . Service offerings Integrator of businesses . Vyvx Ads Distribution . GTN Ads Distribution . Point.360 Ads Distribution . Pathfire . FastChannel Network . Media DVX . Source TV . AGT Broadcast Innovator of new service products . HD Xtreme . UnicastFC . SpotCentral / AdGallery . SourceEcreative . Satellite/Internet transmission

20 2008 Acquisitions – More Growth Coming! Closed on June 5, 2008 - Acquisition of Vyvx advertising services operations — Vyvx ads provides video and audio content distribution to media outlets across North America — $129 million in cash May 8, 2008 – Announced agreement to acquire Enliven Marketing Technologies (NASDAQ: ENLV) — Enliven is an Internet marketing technology company, offering Internet marketing solutions through a combination of proprietary visualization technology and a rich media advertising platform — 4.5 million of DGIT shares to be issued — Expect closing in third quarter 2008 — September 24, 2008 shareholder meeting

21 Financial Review

22 Disciplined Financial Strategy Expanding market opportunities Revenue diversification Successful integration of seven companies in last four years Significant operating synergies realized Revenue growth Consistent and growing EBITDA

23 Diversified Revenue Mix Transaction based revenue model Recurring service revenue No customer represents more than 4% of revenue Note: 2007 Pro forma, including Point.360 Ads, Pathfire, GTN and Vyvx

24 DG FastChannel Q-2 2008 Results = Revenue = Adjusted EBITDA ($ in millions) Second Quarter Year to Date

25 ($ in thousands) ($ in thousands) Revenue Adjusted EBITDA Revenue growth is driving margin expansion Annual Financial Performance

26 Operational Cost Synergies ($ in millions) Cost savings are realized by eliminating duplicative expenses 2006 FastChannel Merger: . Initial $6M-$9M range . $12M of actual synergies . All synergies fully realized within 12 months of merger 2007 Acquisitions: . $7M of actual synergies . All synergies realized by Q-1 2008 2008 Acquisitions, expectations: . $7-9M Vyvx Ads synergies . $3M Enliven synergies . All synergies should be realized in less than 12 months 2006 2008 2007

27 Significant Adjusted EBITDA Growth 2005 2006 113% = 2007 CAGR since 2005 75% EBITDA ($ in millions) growth in Q2 ‘08 versus Q2 ‘07 2007 2008 EBITDA Margin See Reconciliation of Non-GAAP Financial Measure on page 30

28 DG FastChannel Pro Forma Capitalization Table ($ in millions) 6/30/08 6/30/08 PF + Enliven Senior Term $114.9 $114.9 Bridge Loan 65.0 65.0 Revolver ($30M available) Enliven Debt (to be refinanced by DGFC)— — — 5.5 Total Debt $179.9 $185.4 Cash 27.0 27.0 Net Debt $152.9 $158.4 Pro forma EBITDA Leverage 2.9X 2.9X Outstanding Common Stock 17.9M 22.4M

29 Experienced Management Team Scott Ginsburg – Chairman and CEO . Invested to become largest shareholder in 1998. Former CEO of AMFM/Chancellor Media Corporation (now Clear Channel Communications, Inc.). Founded Evergreen Media Corporation in 1988 and was the co-founder of Statewide Broadcasting, Inc. and H&G Communications, Inc Omar Choucair – CFO . Joined in 1999. Former Vice President of Finance of AMFM/Chancellor Media Corporation and was Senior Manager at KPMG Peat Marwick, LLP Neil Nguyen – EVP Sales & Operations . Joined in 2005 with over 10 years of leadership experience in the media entertainment and advertising sectors, including Point.360 and FastChannel Frank Day – CIO . Executive technology experience as CTO and CIO in other companies, including a background in the media and Internet space with Pegasus Solutions, Verizon Information Services, and Sprint Karen Dealy – SVP, Affiliate Relations . Over 20 years of experience in the media industry, serving as VP of Affiliate Relations at AMFM Radio Networks and Premier Radio Networks, where she worked closely with stations and media groups throughout the country. Pamela Maythenyi – SVP SourceEcreative . Founded Source TV in 1989; a 25 year advertising agency and advertising agency service veteran

Reconciliation of Non-GAAP Financial Measure

Adjusted EBITDA is defined as earnings before interest, taxes, unrealized gains and losses related to changes in the fair value of warrants, depreciation, amortization, acquisition costs and stock-related compensation. The presentation of EBITDA is a non-GAAP measure. Management believes that this non-GAAP measure, viewed in addition to and not in lieu of the reported GAAP results, provides useful information to investors regarding its performance and overall results of operations. This metric is an integral part of DG FastChannel's and Enliven's internal reporting to measure its performance and the overall effectiveness of both companies' senior management. Reconciliations to comparable GAAP measures are detailed below. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.

Neither Enliven nor DG FastChannel prepared these projections with a view toward public disclosure, nor were they prepared with a view toward compliance with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation of financial forecasts, or generally accepted accounting principles. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Enliven and DG FastChannel management, including, without limitation, factors relating to general economic and competitive conditions, growth rates, market share and pricing. Accordingly, there can be no assurance that the projections contained in these projections will be realized, and actual results may vary materially from those shown. None of Enliven, DG FastChannel nor their respective affiliates, advisors or representatives has made or makes any representation to any person regarding the ultimate performance of Enliven compared to the information contained in these projections or that forecasted results will be achieved. These projections should be read together with the historical financial statements of Enliven.

For Enliven	**Year Ended Dec. 31, 2007**	**Year to Date June 30, 2008**	**Current Projected Full year 2008**
Income (Loss) from Operations	$(9.6)	$(7.0)	$(10.2)
Stock based compensation:	1.7	7.1	1.5
Depreciation and amortization	2.3	2.3	4.3
Acquisition Costs	-	0.8	1.0
Adjusted EBITDA	**$(5.6)**	**$3.2**	**$(3.4)**

For DG FastChannel	**Q1 2005**	**Q2 2005**	**Q3 2005**	**Q4 2005**	**Q1 2006**	**Q2 2006**	**Q3 2006**	**Q4 2006**	**Q1 2007**	**Q2 2007**	**Q3 2007**	**Q4 2007**	**Q1 2008**	**Q2 2008**
Income (Loss) from Operations	$1.2	$(0.1)	$(1.2)	$0.4	$1.6	$2.3	$1.4	$5.0	$4.1	$4.9	$3.7	$6.4	$7.1	$8.5
Stock based compensation:	-	-	-	-	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1
Depreciation and amortization	1.3	1.5	1.7	1.8	1.5	1.7	3.1	2.0	2.5	2.5	4.1	3.7	3.3	4.4
Restructuring charges	-	0.3	0.1	0.1	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$2.5**	**$1.7**	**$0.6**	**$2.3**	**$3.1**	**$4.1**	**$4.6**	**$7.1**	**$6.7**	**$7.5**	**$7.9**	**$10.2**	**$10.5**	**$13.0**

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